UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) February 20, 2026

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CCL	New York Stock Exchange, Inc.

Ordinary Shares each represented by American Depositary Shares ($1.66 par value) Special Voting Share, GBP 1.00 par value and Trust Shares of beneficial interest in the P&O Princess Special Voting Trust	CUK	New York Stock Exchange, Inc.

1.000% Senior Notes due 2029	CUK29	New York Stock Exchange LLC

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Unification Agreement

On February 20, 2026, Carnival Corporation and Carnival plc entered into a unification agreement (the “Unification Agreement”). Pursuant to the Unification Agreement, Carnival Corporation and Carnival plc agreed to cooperate and use reasonable endeavors to implement the unification of Carnival Corporation and Carnival plc’s dual listed company structure under a single company, Carnival Corporation, with Carnival plc as its wholly-owned UK subsidiary (the “DLC Unification”), and the migration of Carnival Corporation from the Republic of Panama, where Carnival Corporation is currently domiciled, to Bermuda under the name “Carnival Corporation Ltd.” (the “Redomiciliation” and, together with the DLC Unification, the “DLC Unification and Redomiciliation Transactions”), in each case, in accordance with the terms set out in the Unification Agreement.

The implementation of the DLC Unification is subject to the satisfaction or (where capable of waiver) waiver of a number of conditions set out in full in the Unification Agreement, including:

•	the approval of the scheme of arrangement and other proposals to be presented at the shareholder meetings and the court meeting called for the purpose of considering the DLC Unification and Redomiciliation Transactions, in each case, by the requisite majorities;
•	the scheme of arrangement having been sanctioned (without modification or with modification on terms agreed by Carnival Corporation and Carnival plc) by the UK court and a copy of the relevant court order having been delivered to the Registrar of Companies in England and Wales;
•	confirmation having been received by Carnival Corporation that the shares of Carnival Corporation to be issued in the scheme of arrangement (such shares, the “New CCL Shares”) have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange (the “NYSE”);
•	the Registration Statement on Form S-4 related to the DLC Unification and Redomiciliation Transactions having become effective under the Securities Act of 1933, as amended, and not being the subject of any stop order or proceeding seeking a stop order immediately prior to the effective date of the scheme of arrangement;
•	there being no fact, matter or circumstance which, in the sole opinion of Carnival Corporation, would or would be reasonably likely to result in the Bermuda Registrar of Companies refusing to grant formal approval of the Redomiciliation; and
•	the receipt of competition and antitrust clearances in the U.S. and Germany and foreign direct investment clearances in Germany and Italy, or, in each case, the expiration or termination of all applicable waiting periods, are necessary to complete the DLC Unification and Redomiciliation Transactions.

Carnival Corporation and Carnival plc each received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on January 29, 2026. Foreign direct investment clearance for the DLC Unification was received from the relevant regulator in Germany (the German Federal Ministry for Economic Affairs and Energy (Bundesministerium für Wirtschaft und Energie)) on February 4, 2026. The Federal Cartel Office (Bundeskartellamt) in Germany granted clearance for the DLC Unification on February 18, 2026.

The DLC Unification is also conditional on there being no other fact, matter or circumstances which Carnival Corporation considers may, or may be reasonably likely to, prevent, delay, hinder or otherwise adversely affect the DLC Unification and Redomiciliation Transactions or the willingness of Carnival Corporation to pursue the DLC Unification and Redomiciliation Transactions as contemplated.

The Redomiciliation is conditional on the scheme of arrangement having become effective in accordance with its terms. Carnival Corporation is required to implement and complete the Redomiciliation without undue delay once the scheme of arrangement becomes effective.

Carnival Corporation and Carnival plc have agreed to cooperate and use reasonable endeavors to procure the satisfaction of the conditions to the DLC Unification and Redomiciliation Transactions as promptly as reasonably practicable. Carnival Corporation and Carnival plc have also agreed to assist each other in communicating with any regulatory authority for the purposes of satisfying the conditions to the DLC Unification and to make as promptly as reasonably practicable such regulatory filings as are necessary or expedient for the implementation of the DLC Unification and Redomiciliation Transactions.

If any of the conditions to the DLC Unification and Redomiciliation Transactions are not satisfied or waived in accordance with their terms by December 31, 2026, then the Unification Agreement may be terminated and the DLC Unification and Redomiciliation Transactions will not proceed. In such circumstances, Carnival Corporation and Carnival plc will make such announcements as necessary in accordance with their respective regulatory obligations.

The Unification Agreement sets out certain other obligations on each of Carnival Corporation and Carnival plc relating to the implementation of the DLC Unification and Redomiciliation Transactions, including in relation to: (i) the issue of the New CCL Shares in accordance with the terms of the scheme of arrangement; (ii) the listing of the common shares of Carnival Corporation Ltd. on the NYSE; (iii) the delisting of the Carnival plc ADSs from NYSE on or as soon as reasonably practicable after the scheme of arrangement becoming effective and the termination of the ADS facility; and (iv) the treatment of outstanding awards under Carnival plc’s employee share schemes.

A copy of the Unification Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Unification Agreement, dated February 20, 2026, between Carnival Corporation and Carnival plc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION		CARNIVAL PLC

By:	/s/ Enrique Miguez	By:	/s/ Enrique Miguez
Name:	Enrique Miguez	Name:	Enrique Miguez
Title:	General Counsel	Title:	General Counsel

Date: February 20, 2026		Date: February 20, 2026